UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
To
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 5, 2008 (November 23, 2007)
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)
3200 Southwest Freeway, Suite 2950, Houston, Texas 77027
(Address of principal executive office)
(713) 780-9926
(Registrants’ telephone number, including area code)
N/A
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K (File No. 001-33402) filed by Trico Marine Services, Inc. (“Trico”) under Items 2.01 and 9.01 on November 26, 2007 (the “Initial Current Report”). Amendment No. 1 is being filed to include the financial information required under Item 9.01 that was omitted from the Initial Current Report. The information included in Item 2.01 of the Initial Current Report is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)  Financial statements of businesses acquired.
     The audited consolidated balance sheet of Active Subsea ASA (“Active”) as of December 31, 2006, the audited consolidated statement of operations of Active for the period December 1, 2006 (date of inception) through December 31, 2006, the audited consolidated statement of cash flows of Active for the period December 1, 2006 through December 31, 2006, the audited consolidated statement of stockholders’ equity of Active for the period December 1, 2006 through December 31, 2006, the unaudited condensed consolidated balance sheet of Active as of September 30, 2007, the unaudited condensed consolidated statement of operations of Active for the nine months ended September 30, 2007 the cumulative period December 1, 2006 through September 30, 2007 the unaudited condensed consolidated statement of cash flows of Active for the nine months ended September 30, 2007 and the cumulative period December 1, 2006 through September 30, 2007 are attached hereto as Exhibit 99.2 and are incorporated herein by reference
(b)  Pro forma financial information.
     The unaudited pro forma condensed consolidated balance sheet of Trico as of September 30, 2007 and the unaudited pro forma condensed consolidated statement of operations of Trico for the year ended December 31, 2006 and the nine months ended September 30, 2007 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.
(d)  Exhibits

Exhibit
Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers AS.

Exhibit 99.1	Press release dated November 26, 2007 (incorporated by reference to Exhibit 99.1 to Trico’s Current Report on Form 8-K filed on November 26, 2007 (File No. 001-33402)).

Exhibit 99.2	Audited and unaudited historical financial statements of Active.

Exhibit 99.3	Unaudited pro forma financial statements of Trico.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
Dated: February 5, 2008	By:	/s/ Rishi A. Varma
Rishi A. Varma
Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 23.1	Consent of PricewaterhousCoopers AS.

Exhibit 99.1	Press release dated November 26, 2007 (incorporated by reference to Exhibit 99.1 to Trico’s Current Report on Form 8-K filed on November 26, 2007 (File No. 001-33402)).

Exhibit 99.2	Audited and unaudited historical financial statements of Active.

Exhibit 99.3	Unaudited pro forma financial statements of Trico.